Consent of Independent Registered Public Accounting Firm

The Board of Directors and Shareholder
Nationwide Life Insurance Company:

We consent to the use of our reports with respect to Nationwide Variable Account and Nationwide Life Insurance Company and subsidiaries, dated March 13, 2012 and March 1, 2012, respectively, included herein, and to the reference to our firm under the heading “Independent Registered Public Accounting Firm” in the Statement of Additional Information.

/s/ KPMG LLP

Columbus, Ohio
August 14, 2012